Securities Act Registration No. 333-103875

Investment Company Act Registration No. 811-21322

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933¨

Pre-Effective Amendment No.  __

Post-Effective Amendment No. 9

[X]

And/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.    11

[ X ]

HORIZON FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

2141 Meadowind Lane

Marietta, Georgia  30062

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s Telephone Number, including Area Code:  (518) 221-1978

Bryan J. Ellis

2141 Meadowind Lane

Marietta, Georgia  30062

(Name and Address of Agent for Service)

Approximate date of proposed public offering:

It is proposed that this filing will become effective (check appropriate box)

[  ]

immediately upon filing pursuant to paragraph (b)

[  ]

on (date) pursuant to paragraph (b)

[x]

60 days after filing pursuant to paragraph (a)(1)

[  ]

on (date) pursuant to paragraph (a)(1)

[  ]

on 75 days after filing pursuant to paragraph (a)(2)

[  ]

on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[x ]

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Horizon Funds

P R O S P E C T U S

Dividend Champions Fund

Ticker Symbol - DIVNX

June 9 , 2010

www. horizonfundsmgt ..com

1-877-257-4240

This prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate.  Any representation to the contrary is a criminal offense.

RISK RETURN SUMMARY
Investment Objective
Fees And Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Adviser
Portfolio Managers
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker Dealers and Other Financial Intermediaries
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objective
Principal Investment Strategies
Principal Investment Risks
Temporary Investments
Portfolio Holdings Disclosure
MANAGEMENT
Adviser
Portfolio Manager s
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
Purchasing Shares
Minimum and Additional Investment Amounts
When Order is Processed
Other Information on Purchase of Shares
HOW TO REDEEM SHARES
Redeeming Shares
When Redemptions are Sent
When You Need Medallion Signature Guarantees
Retirement Plans
Low Balances
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
DISTRIBUTION OF SHARES
Additional Compensation to Financial Intermediaries
Householding
FINANCIAL HIGHLIGHTS
NOTICE OF PRIVACY POLICY AND PRACTICES

RISK RETURN SUMMARY

Investment Objective:  The Fund seeks high current income as the primary objective along with capital appreciation as the secondary objective.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of the amount redeemed)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses (1)	1 ..00%
Acquired Fund Fees and Expenses (2)	0.00%
Total Annual Fund Operating Expenses	2.25%
Fee Deferral and/or Expense Reimbursement(3)	0.75%
Total Annual Fund Operating Expenses after Fee Deferral and/or Expense Reimbursement	1.50%

(1)

Amounts are based on estimated amounts for the current fiscal year.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies. Amounts are based on estimated amounts for the current fiscal year.

(3)

The Adviser has contractually agreed to defer its management fees and reimburse the Fund for ordinary operating expenses to the extent necessary to limit the Fund’s Total Annual Fund Operating Expenses (excluding brokerage fees and commissions; borrowing costs such as (i) interest and (ii) dividends on securities sold short; taxes; indirect expenses incurred by the acquired funds in which the Fund invests; and extraordinary expenses) to no more than 1.50% of its average annual assets through at least February 28, 2012.  To the extent there are excluded expenses, the Total Fund Operating Expenses would be higher.  The Agreement may only be terminated by the Board of Trustees.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$158	$489

Portfolio Turnover:  The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies:  Horizon Funds Management LLC (the "Adviser"), seeks to achieve the Fund's investment objective by investing in equity securities, primarily common and preferred stock of U.S. companies, that pay dividends above the average yield of the S&P 500 Index, that have the potential for capital appreciation, and that the Adviser believes have the capacity to increase dividends in the future.  The average dividend yield of the S&P 500 is the average of the component companies' indicated annual dividend, divided by the price of the companies' stock, expressed as a percentage.   The average dividend yield is just one measure of performance of the S&P 500 Index.  The average dividend yield does measure capital appreciation of the securities in the S&P 500 Index.

The Adviser's security selection process attempts to identify high-quality, mid- to large-cap companies with high relative dividend yields, as compared to the average yield of the S&P 500 Index, that are likely to maintain and increase their dividends.   The Adviser’s key buy criteria favor companies operating within mature industries, with long operating histories, that are market leaders, with well-known brand names or market franchises, or with above average sales and strong cash flows that have efficient capital allocation processes.   By investing in companies with high relative dividend yields, the Adviser seeks to reduce the downside risk and volatility of the Fund’s portfolio compared to the equity markets generally.  The Adviser may also seek capital appreciation through the selection and purchase of undervalued stocks that may significantly increase in price as the market recognizes the company’s true value.

The Adviser performs fundamental research and analysis to select stocks that exhibit the most promising long-term value for the Fund’s portfolio, as well as securities that exhibit growth characteristics.  The Adviser also considers current economic, financial market, and industry factors that may affect the issuing company.  The Adviser will typically sell securities it holds when there is a dividend reduction, the dividend payout becomes too high compared to the issuer's earnings, or when the Adviser determines that other investments are more attractive.  The Fund is classified as a non-diversified fund for purposes of the Investment Company Act of 1940 and it may therefore invest in a more limited number of issuers .  In addition, the Fund may be invested in fewer economic sectors.  The Fund may, therefore, be more susceptible to a single negative economic, political or regulatory occurrence, and may be subject to substantially more market risk and volatility than a diversified fund or a fund whose holdings are in more economic sectors. ..

In addition to common and preferred stocks, the Fund may purchase shares of open-end investment companies , index mutual funds and exchange traded funds ("ETFs"), including inverse ETFs (collectively "Acquired Funds").  Inverse ETFs are securities designed to rise in price when stock prices are falling. Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  The Adviser will use investment companies, index mutual funds and ETFs to gain exposure to certain segments of the securities markets and will use inverse ETFs as a defensive measure to protect against possible drops in value of the securities markets.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund’s net asset value and performance.

Issuer-Specific Risk.  The value of a specific security can be more volatile that the market as a whole and can perform differently from the value of the market as a whole.

Common Stock Risk.   The price of common stocks can be significantly more volatile than other equity securities or fixed income securities.  The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and assets, and therefore will be subject to greater risk than the preferred securities or debt instruments of such issuers.

ETF and Other Investment Company Risk.  The Fund may invest in Acquired Funds.  As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Acquired Fund shares and may be higher than other mutual funds that invest directly in equities.  You will indirectly bear fees and expenses charged by the Acquired Funds in addition to the Fund’s direct fees and expenses.

Inverse ETF Risk.  The Fund may invest in ETFs, known as "inverse ETFs," which are designed to produce results opposite to market trends.  There is no guarantee that the inverse ETFs will operate as designed and the value of the inverse ETF may move in the same direction as the securities markets rather than inversely.

Management Risk.  The Adviser of the Fund is a recently formed company with limited experience managing the assets of a mutual fund.  The Fund is the only mutual fund managed by the Adviser.

Market Risk. The Fund’s total return on investment, like stock prices generally, goes up and down such that you may lose money over short and even long periods of time.

Mid-Cap Risk. Mid-cap companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. These companies may have more limited product lines, markets or financial resources than larger companies, and they may be dependent on a limited management group.

Non-Diversification Risk.  As a non-diversified fund, the Fund may be more susceptible to a single negative economic, political or regulatory occurrence, and may be subject to substantially more market risk and volatility than a diversified fund.  The Fund’s share price could fall if the Fund is heavily invested in a particular security and the price of that security falls.

Preferred Stocks Risk.  Dividends on preferred stocks are generally payable at the discretion of issuer’s board of directors and Fund shareholders may lose money if dividends are not paid. Preferred stock prices may fall if interest rates rise or the issuer’s creditworthiness becomes impaired.

Sector Risk.  The Fund’s portfolio may be over-weighted in certain sectors, therefore any negative development affecting those sectors will have a greater impact on the Fund.

Value Style Investing Risk.  Value style investment strategies typically invest in companies disfavored by the markets generally, and may perform better or worse than other strategies depending on market conditions.

Performance:  Performance information is not included because the Fund is a new fund. Once the Fund has a full calendar year of operations, performance information regarding the Fund will be presented showing performance from year to year and compared to a broad based securities market index.

MANAGEMENT

Adviser:  Horizon Fund Management, LLC (“Horizon Management”) is the investment adviser to the Fund.

Portfolio Managers:  Brian Ellis, President of Horizon Management and Erich Schwerd, Chief Compliance Officer of Horizon Management are the portfolio managers for the Fund and have held their respective positions since June, 2009.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  Purchases and redemptions may be made by mailing an application or redemption request to Dividend Champions Fund c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, by calling 1-877-257-4240 or by visiting the Fund's website www. horizonfundsmgt ..com.  The minimum initial investment in the Fund is $2,500.  The minimum subsequent investment is $100.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates.

Payments to Broker Dealers or Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:  The Fund seeks high current income as the primary objective along with capital appreciation as a secondary objective.  The Fund's investment objective may be changed without shareholder approval.  The Fund will notify shareholders 60 days in advance of any change in the investment objective.

Principal Investment Strategies:  Horizon Funds Management LLC (the "Adviser"), seeks to achieve the Fund's investment objective by investing in equity securities that pay dividends above the average yield of the S&P 500 Index, that have the potential for capital appreciation and that the Adviser believes have the capacity to increase dividends in the future. The average dividend yield of the S&P 500 is the average of the component companies' indicated annual dividend, divided by the price of the companies' stock, expressed as a percentage.  The average dividend yield is just one measure of performance of the S&P 500 Index.  The average dividend yield does measure capital appreciation of the securities in the S&P 500 Index.

Because dividend yield is a primary consideration in selecting securities for the Fund, the Adviser may select stocks of companies that are out of favor in the financial community and therefore, are selling below what the Adviser believes to be their long-term investment value.

The Adviser's security selection process attempts to identify high-quality, mid- to large-cap companies with high relative dividend yields that are likely to maintain and increase their dividends.  By investing in companies with high relative dividend yields, the Adviser seeks to reduce the downside risk and volatility of the Fund’s portfolio compared to the equity markets generally.  The Adviser may also seek capital appreciation through the selection and purchase of undervalued common and preferred stocks that may significantly increase in price as the market recognizes the company’s true value.

After identifying potential stocks through a proprietary screening process, the Adviser performs fundamental research and analysis to select stocks that exhibit the most promising long-term value for the Fund’s portfolio, as well as securities that exhibit growth characteristics. In selecting securities, the Adviser focuses on the current financial condition of the issuing company, in addition to examining its business and product strength, earnings quality, competitive position, management expertise and sustainability of current growth trends. Further, the Adviser considers current economic, financial market, and industry factors that may affect the issuing company. The Adviser’s key buy criteria favor companies operating within mature industries, with long operating histories, that are market leaders, with well-known brand names or market franchises, or with above average sales and strong cash flows that have efficient capital allocation processes.  The Adviser will typically sell securities it holds when there is a dividend reduction, the dividend pay out becomes too high compared to the issuer's earnings, or when the Adviser determines that other investments are more attractive.  The Fund is classified as a non-diversified fund for purposes of the Investment Company Act of 1940 and it may therefore invest in a more limited number of issuers than a diversified fund.

In addition, the Fund may be invested in fewer economic sectors.  The Fund may, therefore, be more susceptible to a single negative economic, political or regulatory occurrence, and may be subject to substantially more market risk and volatility than a diversified fund or a fund whose holdings are in more economic sectors.

In addition to common and preferred stocks, the Fund may purchase shares of other investment companies, index mutual funds and exchange traded funds ("ETFs"), including inverse ETFs.  Inverse ETFs are designed to produce results opposite to market trends.  Inverse ETFs seek daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of a specific benchmark.  Accordingly, inverse ETFs are funds designed to rise in price when stock prices are falling.   The Adviser will use investment companies, index mutual funds and ETFs to gain exposure to certain segments of the securities markets and will use inverse ETFs as a defensive measure to protect against possible drops in value of the securities markets.

Principal Investment Risks:

Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller sized issuers can be more volatile than that of larger issuers.  The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Common Stock Risk.  The price of common stocks can be significantly more volatile than other equity securities or fixed income securities. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets.  Also, common stock of an issuer may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and assets, and therefore will be subject to greater risk than the preferred securities or debt instruments of such issuers.

ETF and Other Investment Company Risk.  ETFs and other investment companies, including open-end mutual funds, are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, to the extent the Fund invests in ETF and other investment companies, the cost of investing in the Fund will be higher than the cost of investing directly in other investment companies and may be higher than other mutual funds that invest directly in stocks and bonds.  Each ETF and other investment company is subject to its own specific risks, depending on the nature of the fund.

Mutual Fund Risk.  Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds.  Mutual funds are also subject management risk because the adviser to the acquired mutual fund may be unsuccessful in meeting the fund's investment objective and may temporarily pursue strategies which are inconsistent with the Fund's investment objective.

ETF Risk.  ETFs are subject to investment advisory and other expenses, which will be indirectly paid by a Fund.  As a result, your cost of investing in a Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.  ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange.  ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares.  ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.  Because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting performance.  Additional risks of investing in ETFs are described below:

ETF Strategy Risk:  Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with real estate investments and commodities.

Net Asset Value and Market Price Risk:  The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.

Tracking Risk:  ETFs in which a Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs in which a Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

Inverse ETF Risk.  The Fund may invest in ETFs, known as "inverse funds," which are designed to produce results opposite to market trends.  Inverse funds seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark.  Inverse ETFs are funds designed to rise in price when stock prices are falling. Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Because inverse ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs.

Management Risk.  The Adviser manages only this Fund and has not previously managed a mutual fund.  Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the Adviser's management of individual and institutional accounts.  As a result, investors cannot judge the Adviser by its track record of managing a mutual fund and the Adviser may not achieve its intended result in managing the Fund.

Market Risk. Markets can be volatile. In other words, the prices of equities including common and preferred stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if the stock markets perform poorly.  There is also a risk that the Fund’s investments will under-perform either the securities markets generally or particular segments of the securities markets.

Mid-Cap Risk. Mid-cap companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.  These companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small or inexperienced management group.  Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Non-Diversification Risk.  As a non-diversified fund, the Fund may be more susceptible to a single negative economic, political or regulatory occurrence, and may be subject to substantially more market risk and volatility than a diversified fund.  The Fund’s share price could fall if the Fund is heavily invested in a particular security and the price of that security falls.

Preferred Stock Risk.  Dividends on preferred stocks are generally payable at the discretion of issuer’s board of directors and Fund shareholders may lose money if dividends are not paid. Preferred stock prices may fall if interest rates rise or the issuer’s creditworthiness becomes impaired.

Sector Risk.  When the Fund is invested in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not invested in that sector.  For example, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Value Style Investing Risk.  Value style investment strategies typically invest in companies disfavored by the markets generally, and may perform better or worse than other strategies depending on market conditions.

Temporary Investments:  When the Fund is employing a temporary defensive strategy, to respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in cash, cash equivalents, high-quality short-term debt securities and money market instruments.  These cash equivalents, short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  While the Fund is in a temporary defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information.  The Fund may, from time to time, make available month-end portfolio holdings information on its website at www. horizonfundsmgt.com.

MANAGEMENT OF THE FUND

Investment Adviser:  Horizon Fund Management, LLC (the "Adviser"), 3350 Riverwood Parkway, Suite 1900, Atlanta, GA  30339 , is the investment adviser to the Fund and is responsible for the day-to-day management of the Fund’s affairs, under the supervision of the Trust’s Board of Trustees.  In exchange for its services as adviser, the Fund pays the adviser an annual fee equal to 1.00% of the Fund's average daily net assets.  Bryan J. Ellis is the President, Managing Member, and founder of the Adviser and is a Trustee of Trust.  The Adviser is a Georgia limited liability company founded in January 2009 and does not have any previous experience advising mutual funds or individual client accounts.

The Adviser has contractually agreed to defer its management fees and reimburse the Fund for ordinary operating expenses to the extent necessary to limit the Fund’s ordinary operating expenses (excluding brokerage fees and commissions; borrowing costs such as (i) interest and (ii) dividends on securities sold short; taxes; indirect expenses incurred by the acquired funds in which the Fund invests; and extraordinary expenses) to no more than 1.50% of its average annual assets through at least February 28, 2012.    The fee deferral and expense reimbursement contract may only be terminated by the Board of Trustees.  The Adviser is entitled to seek repayment of such deferrals and reimbursements from the Fund within the three fiscal years following the year in which the expenses or deferrals occurred, if the Fund is able to make such repayment without exceeding its current expense limitations and the repayment is approved by the Fund’s Board of Trustees.

Portfolio Manager:  Bryan J. Ellis and Erich Schwerd are the portfolio managers for the Fund.  Mr. Ellis formed Horizon Fund Management, LLC in 2009 to advise the Fund.    He established Ellis Investment Counsel, LLC in 1999 and has managed separate accounts for clients since 1999.    Mr. Schwerd is the owner of CIGX, LLC, a Georgia registered investment adviser formed in 2003.

HOW SHARES ARE PRICED

The Fund's net asset value (NAV) per share is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 PM Eastern Time (“ET”)), each business day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. Fund shares are bought and redeemed at their NAV next determined after an order is received in good order by the Transfer Agent or any financial intermediaries with whom the Fund has contracted to receive orders ..  "Good order" includes the Fund name and the account number, the amount of the transaction (in dollars or shares), the signature of all owners as registered on the account, signature guarantees (if necessary), any supporting legal documentation that may be required and share certificates (if issues) for shares to be redeemed.  The NAV per share is determined by dividing the total value of the Fund's investments and other assets less any liabilities by the number of outstanding shares of the Fund.

The Fund’s assets are generally valued at their market value (i.e., readily available market price).  If market prices are not available or, in the Adviser’s opinion, market prices are  unreliable , or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects its value, the Adviser will fair value the Fund’s assets according to policies approved by the Fund’s Board of Trustees and under the Board of Trustees' supervision ..  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market.  Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.

HOW TO PURCHASE SHARES

Purchasing Shares:  Fund purchases may be made in the following manner:

By Mail. Complete and sign the Account Application and mail with your check payable to “Dividend Champions Fund” to:

Dividend Champions Fund

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

By Wire. In order to expedite the investment of funds, you may advise your bank or broker to transmit funds via Federal Reserve Wire System.  Contact Mutual Shareholder Services at 1-877-257-4240 for wire instructions. Your bank or broker may charge you a fee for wire transfer.

Through Financial Intermediaries. If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different from those of the Fund. Brokers, advisers, retirement plans or others may charge transaction fees or set different investment minimums or limitations on buying or selling shares. Consult your financial representative for availability of funds or if you have any questions about any such fees or limitations before buying or selling shares of the Fund.

Automatic Investment Plan (AIP).The AIP provides a convenient way for you to have money deducted from your savings, checking or other accounts for investments in Fund shares. You may enroll in the AIP by filling out the Automatic Investment Plan application available from the Transfer Agent. You may enroll only if you have an account maintained at a domestic financial institution which is an Automated Clearing House (ACH) member for automatic withdrawals under the plan. The AIP does not assure a profit or protect against loss. You may terminate your AIP at any time by written notification to the Transfer Agent.

To help the government fight the funding of terrorism and money laundering activities, the USA PATRIOT Act requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you.  We may also ask for identifying documents, and may take additional steps to verify your identity.  We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

You will receive a confirmation of each transaction and quarterly statements showing your balance and account activity. You should verify statement accuracy upon receipt.

Minimum and Additional Investment Amounts:  A minimum initial investment of $2,500 is required to open an account with subsequent minimum investments of $100. Investment minimums may be waived at the discretion of the Adviser.

When Order is Processed: You pay no sales charge to purchase shares of the Fund. You purchase shares at the net asset value (NAV) per share next calculated after the Transfer Agent, or any financial intermediaries with whom the Fund has contracted to receive purchase orders, has received the order in good order.  An account application is required for a share purchase to be in good order.  The Fund calculates net asset value per share at the close of business (currently 4:00 PM, ET) each day the New York Sock Exchange is open. If your order is received prior to 4:00 PM, your order will be priced at that day’s NAV. If your order is received after 4:00 PM or on a day the New York Stock Exchange is not open, your order will be priced at the next calculated NAV. The Fund does not accept orders that request a particular day or price for the transaction or any other special conditions.

When you invest in the Fund, the transfer agent will establish an account to which all full and fractional shares will be credited.  The Fund will not issue share certificates evidencing shares of the Fund. Your account will be credited with the number of shares purchased, relieving you of the responsibility for safekeeping certificates.

Other Information on Purchases of Shares:  The Fund reserves the right to reject any order, to cancel any order due to non payment and to waive or lower the investment minimums. You will be contacted with 24 hours in the event an order is rejected or canceled.  If an order is canceled because your check does not clear, you will be responsible for any loss the Fund incurs as a result of canceling the order. If you are an existing shareholder, the Fund will redeem shares from your account to reimburse it for any such loss. A fee will be charged for all checks that fail to clear.  Cash, money orders and travelers checks are not accepted.

HOW TO REDEEM SHARES

Redeeming Shares:  All Fund shares offered for redemption will be redeemed at the Fund NAV (less any applicable redemption fee) next determined after the transfer agent or any financial intermediaries with whom the Fund has contracted to receive redemption orders receives the redemption request in good order. If your order is received prior to 4:00 PM, your order will be priced at that day’s NAV. If your order is received after 4:00 PM or on a day the New York Stock Exchange is not open, your order will be priced at the next calculated NAV.  Since the Fund’s NAV will fluctuate because of changes in the market value of the Fund’s portfolio holdings, the amount you receive upon redemption may be more or less than the amount you paid for the shares being redeemed. Redemption proceeds will be mailed to your address of record or, if redemption proceeds are $10,000 or more, may be transmitted by wire, upon your written request to the Transfer Agent or any financial intermediaries with whom the Fund has contracted to receive redemption orders , to your pre-designated account at a domestic bank. You will be charged for the cost of a wire transfer. Redemption proceeds will generally be mailed within 7 days of receipt of your request.

Redemption by mail.  Shares may be redeemed by mail by writing directly to the transfer agent. The redemption request must be signed exactly as your name appears on the account application, with the signature guaranteed if required (see below), and must include your account number. If Fund shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the application form. Signature guarantees are normally available from a bank, broker-dealer or other financial institution.  A notary public is not an acceptable guarantor.

Redemption by telephone. You may redeem shares by telephone if you have elected telephone redemption privileges on your Account Application. When calling the transfer agent, you will need to provide your name(s), account number and password or additional forms of identification.

Telephone redemptions are convenient but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud and only sending redemptions to the address of record. You should do the same by keeping your account information private and reviewing all statements and transactions immediately for accuracy. Neither the Fund nor transfer agent shall be responsible for any losses due to telephone fraud so long as we have taken reasonable steps to verify the caller’s identity.

When Redemptions are Sent:  Redemption requests will not be processed until the Fund’s transfer agent, or any financial intermediaries with whom the Fund has contracted to receive redemption requests, has received all necessary documents, in good order. If you have any questions about what documents are required, please call the transfer agent at 1-877-257-4240 (toll free).

The Fund reserves the right to take up to 7 days to make payment if the Fund could be adversely affected by immediate payment. For redemptions made shortly after purchase, the Fund will timely process the redemption but will delay payment until clearance of the purchase check, which may take up to 15 days.  In the event the Fund cannot recover payment from the investor, the Fund’s Adviser will be responsible for any loss.

The Fund may suspend redemption privileges or postpone payment for the Fund when (a) the New York Stock Exchange is closed other then customary weekend or holiday closings; (b) trading on the New York Stock Exchange is restricted; (c) an emergency exists as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods  the SEC may order for the protection of shareholders ..

When you Need Medallion Signature Guarantees:  To protect you and the Fund against fraud, signatures on certain requests must have a “signature guarantee.”  The following requests require a signature guarantee: (i) change of  name or address on the account, (ii) redemption proceeds sent to a different address from that on the account, (iii) proceeds are made payable to someone other than the account owner, (iv) redemption from an account where the name or address has changed within the last 30 days, (v) the redemption request is for $25,000 or more.

Low Balances: Because of the high cost of maintaining small accounts, the Fund may redeem your shares if your account value falls below the stated investment minimums due to redemptions.  You will be given 30 days notice to reestablish the investment minimum. If you do not increase your balance, we may close your account and send the proceeds to you.  The Fund may also redeem your shares if the Board of Trustees determines to liquidate the Fund.  The Board may liquidate the Fund without a shareholder vote on that liquidation.  An involuntary redemption will create a capital gain or loss which may have tax consequences.  Consult your tax adviser.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute to all shareholders, monthly, substantially all net investment income and any net capital gains annually. These will be reinvested in additional shares unless the shareholder has requested payment by check.  The Fund expects that its distributions will consist primarily of capital gains.

Distributions of investment income and net short term gains are generally taxable to you as ordinary income. Distributions of net long term capital gains are taxable as long term capital gains regardless of length of time shares held. All distributions are taxable in the year received whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for tax purposes.  Distributions are paid to all shareholders invested in the Fund as of the record date, the date on which the shareholder must officially own shares to receive the distribution.

If you purchase shares just before the Fund declares a dividend or capital gain distribution, you will pay full price for shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implication of buying shares just before the Fund declares a dividend or capital gain. Contact the Fund for information on distributions.

The redemption of shares is a taxable event which may create a capital gain or capital loss. The Fund will report to redeeming shareholders the proceeds of their redemptions. Because the tax consequences of a redemption will depend on the shareholder's basis in the redeemed shares, shareholders should retain their account statements to determine their tax liability. A loss realized on the taxable disposition of Fund shares may be disallowed if additional shares are purchased within 30 days before or after such sale.

The Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to non corporate shareholders who have not complied with IRS taxpayer identification regulations. Shareholders may avoid this withholding requirement by placing on the Account Application Form their proper Social Security or Taxpayer Identification Number and stating they are not subject to withholding taxes.

The discussion of federal income taxes above is for general information only. The Statement of Additional Information includes a description of federal income tax aspects that may be relevant. Investors should consult their tax advisers for federal, state, and local tax consequences of an investment in the fund.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages market timing and does not accommodate the frequent purchase and redemption of Fund shares.  Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Board of Trustees has adopted a redemption policy to discourage short-term traders and/ or market timers from investing in the Fund. A 2% fee will be assessed against investment proceeds withdrawn within 30 days of investment.  The Fund uses a “first in, first out” method for calculating the redemption fee.  This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last.  The fee is payable out of the redemption proceeds and is retained by the Fund to defray the costs of redeeming shares.  The Fund will waive the redemption fee for mandatory retirement account withdrawals.  While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  In addition to the redemption fee, the Board of Trustees has adopted a policy directing the Fund to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.  Other than the 30 day holding period applicable to redemptions, the Fund has not established any minimum holding periods.  However, as stated above, the Fund reserves the right to reject trades that it believes are abusive or not in the best interest of Fund shareholders.

The Fund does not currently have any omnibus accounts; however, should the Fund enter into an omnibus account in the future, it will ensure that brokers maintaining such accounts enter into an agreement with the Fund to provide shareholder transaction information (to the extent known to the broker) to the Fund, upon request.

DISTRIBUTION OF SHARES

Rule 12b-1 Plan:  The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares and allows the Fund to pay for services provided to shareholders. Shareholders of the Fund may pay annual 12b-1 expenses of up to 0.25%. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional Compensation to Financial Intermediaries:  The Adviser and its affiliates may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.

Householding:  To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-877-257-4240 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

Because the Fund has only recently commenced investment operations, no financial highlights are available for the Fund at this time.  In the future, financial highlights will be presented in this section of the Prospectus.

NOTICE OF PRIVACY POLICY AND PRACTICES

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects.  The Fund collects the following nonpublic personal information about you:

•

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security.  The Fund restricts access to your nonpublic personal information to its service providers requiring such information to provide products or services to you.

ADDITIONAL INFORMATION

Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information (SAI) dated the same date as this prospectus. The SAI provides more detailed information about the Fund, including policies and procedures relating to disclosure of the Fund's portfolio, and is incorporated by reference into this Prospectus.

If you wish to receive a free copy of the SAI or Shareholder Reports, or have any inquiries about the Fund, please call the Transfer Agent at 1-877-257-4240 (toll free).  You may also obtain free copies of the SAI and Shareholder Reports at [website].

Additional information about the Fund including the Statement of Additional Information can be reviewed and copied at the Public Reference Room at the Securities and Exchange Commission in Washington, DC 20549-0102. The scheduled hours of operation may be obtained by calling the SEC at 1-202-551-8090.

You can receive copies of this information, after paying a duplicating fee by writing to:

Public Reference Room

Securities and Exchange Commission

100 F Street N.E.

Washington, DC 20549-5009

or by emailing: publicinfo@sec.com

Free access to reports and other information about the Fund is available from the EDGAR Database on the SEC’s website at http://www.sec.gov.

The Fund’s Investment Company Act File No. is 811-21322

This Prospectus contains important information about the Fund. Please read it carefully before you decide to invest.

STATEMENT OF ADDITIONAL INFORMATION

HORIZON FUNDS

DIVIDEND CHAMPIONS FUND (DIVNX)

This Statement of Additional Information dated   June 9, 2010 (“SAI”) should be read in conjunction with the Prospectus for the Dividend Champions Fund dated June 9, 2010 and is incorporated by reference in its entirety into such Prospectus.  Because this SAI is not itself a prospectus, you should not make an investment in shares of the Dividend Champions Fund based solely on the information contained herein. You may obtain copies of the Prospectus, Semi-Annual Report or Annual Report without charge by calling 1-877-257-4240 or by writing to Dividend Champions Fund, Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

TABLE OF CONTENTS

DESCRIPTION OF THE FUND AND TRUST

1

INVESTMENT STRATEGIES AND RISKS

2

FUND POLICIES AND INVESTMENT RESTRICTIONS

4

MANAGEMENT OF THE FUND

7

PORTFOLIO TRANSACTIONS AND BROKERAGE

11

DISCLOSURE OF PORTFOLIO HOLDINGS

12

PRICING OF FUND SHARES

13

OTHER TAXATION

15

CUSTODIAN

15

FUND SERVICES

15

PROXY VOTING POLICIES

16

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

17

FINANCIAL STATEMENTS

17

DESCRIPTION OF THE FUND AND TRUST

The Dividend Champions Fund (the “Fund”) was organized as a non-diversified series of The Horizon Funds (the “Trust”) on February 18, 2003.  The Fund commenced operations on December 30, 2003.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated February 18, 2003 (the “Trust Agreement”).  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees.  Prior to June 2009, the Fund was know n as the Georgetowne Long/Short Fund and the Trust was know n as The Georgetowne Funds.  Prior to the name change the Fund had different investment objectives and strategies and was managed by a different investment adviser.   In conjunction with approval of the new advisory contract, the Board determined that shareholders would not be subject to any undue burden as a result of the change in investment adviser, primarily because all but a limited number of shareholders had already liquidated their shares in the Georgetowne Funds and that the sole remaining shareholder approved, by written consent, the new investment advisory agreement and the terms of compensation thereunder.     The current investment adviser to the Fund is Horizon Funds Management LLC (the “Adviser”).

The Fund will not hold annual shareholder meetings nor will the Fund issue share certificates.  All shares are held in non-certificate form registered on the books of the Fund at the Fund's transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

As of the date of  this prospectus, the Adviser and officers, as a group, owned 100% of the outstanding shares of the Fund.  The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940 (the “1940 Act”).  As the controlling shareholder, the Adviser could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Purchase Shares and Redeem Shares” in the Prospectus.  For a description of the methods used to determine the share price and value of the Fund's assets, see “Pricing of Fund Shares” in the Prospectus and “Pricing of Fund Shares” in this Statement of Additional Information.

INVESTMENT STRATEGIES AND RISKS

PRINCIPAL STRATEGIES

The Fund’s investment objective and principal investment strategies are discussed in the Prospectus. This section provides additional information about the Fund's principal investment strategies, as well as information on the Fund’s non-principal investment strategies.

ADDITIONAL INFORMATION REGARDING PRINCIPAL STRATEGIES

Acquired Funds.  The Fund will invest in other open-end investment companies, index mutual funds and exchange traded funds (ETFs) (collectively "Acquired Funds").  The cost of investing in the Fund will generally be higher than the cost of investing directly in other investment company shares.  Investors in the Fund will indirectly bear fees and expenses charged by the Acquired Funds in which the Fund invests in addition to the Fund’s direct fees and expenses.  The Fund may also incur brokerage costs when it purchases some Acquired Funds, typically ETFs.  Furthermore, investments in Acquired Funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.  The Fund is best suited for long-term investors.

The Acquired Funds in which the Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs and index funds will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by these investments may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices.

Exchange Traded Funds (ETFs). The Fund may invest in all types of exchange traded funds, including, without limitation, inverse ETFs, iShares, S&P Depositary Receipts (“SPDRs”), Sector SPDRs, DIAMONDS, and QQQQs.  SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index.  S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes.  The price and dividend yield of SPDRs and S&P Sector SPDRs track the movement of the appropriate S&P index relatively closely.  DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average.   QQQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index.  The principal risks associated with the ETFs include the risk that the equity securities in an ETF will decline in value due to factors affecting the issuing companies, their industries, or the equity markets generally.  They are subject to special risks associated with the particular sector or countries in which the ETF invests.  There is also a risk that the performance of the ETF will not track the performance of the corresponding index.

There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the trustee or sponsor of the ETF , to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

Preferred Stocks. Generally, preferred stocks pay dividends at a specified rate and holders of such shares usually have preference over common stock holders in payments of dividends and liquidation of assets. Dividends on preferred stocks are generally payable at the discretion of issuer’s board of directors and Fund shareholders may lose money if dividends are not paid. Preferred stock prices may fall if interest rates rise or the issuer’s creditworthiness becomes impaired.

NON-PRINCIPAL INVESTMENT STRATEGIES

Acquired Funds, including Closed-End Mutual Funds.  The Fund will invest in Acquired Funds and closed-end investment companies.  The cost of investing in the Fund will generally be higher than the cost of investing directly in other investment company shares.  Investors in the Fund will indirectly bear fees and expenses charged by the Acquired Funds in which the Fund invests in addition to the Fund’s direct fees and expenses.  The Fund may also incur brokerage costs when it purchases Acquired Funds.  Furthermore, investments in Acquired Funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.  The Fund is best suited for long-term investors.

Additionally, the Fund may invest in shares of closed-end mutual funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares.

Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3 percent of the total outstanding stock of another registered investment company (ii) securities issued by another registered investment company having an aggregate value in excess of 5 percent of the value of the total assets of the Fund; or (iii) securities issued by another registered investment company and all other investment companies (other than having an aggregate value in excess of 10 percent of the value of the total assets of the Fund.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3 percent of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1-1/2 percent.  The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the share held by the Fund in the same proportion as the vote of all other holders of such security.  An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1 percent of such investment company’s total outstanding shares in any period of less than thirty days.

Convertible Securities . Convertible securities are generally debt obligations or preferred stocks that may be converted within a specific period of time into a certain amount of common stock of the same or different issuer. They provide current income and the upside inherent in their convertibility. They may decline in value if the underlying share price declines, if interest rates rise or if the issuer’s creditworthiness becomes impaired.

Debt Securities . The Fund may invest in corporate or U.S. Government and Agency debt securities including zero coupon bonds. Some corporate debt securities may be convertible into common stock. Debt securities will fall in value if interest rates rise or the issuer’s creditworthiness becomes impaired and it is unable to make interest or principal payments.  Zero coupon bonds do not provide for cash interest payments but instead are issued at discount from face value. Each year, holders of such bonds must accrue a portion of discount as income. Because zero coupon issuers do not make periodic interest payments, zero coupon bond prices tend to be more volatile when interest rates change.  The Fund may invest in Acquired Funds that may invest in fixed income securities that may be related below investment grade.

The Fund may invest in obligations issued or guaranteed by the United States Government, or by its agencies or instrumentalities. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the “full faith and credit” of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Fixed Income Risk. The Fund may invest in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally declines.  On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.  There is a risk that issuers and counterparties will not make payments on fixed income securities and repurchase agreements held by the Fund.  Such defaults could result in losses to the Fund.   The Fund will limit its investment in fixed income securities to investment grade securities (those rated BBB or better by Standard & Poor's) with an intermediate maturity period (5-12 years). However, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.  The Adviser will typically hold downgraded securities through maturity unless the Adviser determines that there is a strong likelihood that the issue will default on its interest payments.

Foreign Risk .  The Fund may invest in securities of foreign companies either directly in foreign markets or through the purchase of ETFs that invest in foreign securities or through sponsored or unsponsored American Depositary Receipts ("ADRs"). The Fund could be subject to greater risks because the Fund’s performance may depend on factors other than the performance of securities of U.S. issuers.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. dollars and U.S. Issuers.  There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities.  The value of foreign investments, including foreign currency denominated investments, may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States.  Investments in foreign issues, whether denominated in U.S. dollars or foreign currencies, could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Depositary Receipt Risk.  To the extent the Fund invests in stocks of foreign corporations, a Fund’s investment in such stocks may be in the form of depositary receipts. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.  Generally, ADRs, in registered form, are designed for use in the U.S. securities markets.  Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.  Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Real Estate Investment Trusts (REITs). The Fund may invest in REITs.  Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs are subject to declines in real estate values, adverse changes in economic conditions and rental income, overbuilding, increased competition, increases in property taxes and operating expenses. REITs pay dividends to shareholders based on available funds from operations. Often the dividends exceed the REIT’s taxable earnings resulting in the excess portion of such dividends being treated as return of capital. The Fund intends to include the gross dividends from REITs in its distribution to shareholders and, accordingly, a portion of the Fund’s distributions may also be designated a return of capital. Fund shareholders will be subject to duplicative management and other fees charged by the REITs in which the Fund invests.

NON-PRINCIPAL

Short Term Investments . The Fund may invest in money market instruments, including money market funds, and short term high quality debt securities such as commercial paper.  Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  Fund shareholders will be subject to duplicative expenses, such as management and other fees charged by the money market funds in which the Fund invests.

The Fund may invest in obligations issued or guaranteed by the United States Government, or by its agencies or instrumentalities. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the “full faith and credit” of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Short Term Investments . The Fund may invest in money market instruments, including money market funds, short term high quality debt securities and commercial paper.  Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  Fund shareholders will be subject to duplicative management and other fees charged by the money market funds in which the Fund invests.

Small Cap Companies .  The Fund may, from time to time invest in small cap companies (those with market capitalization below $2 billion).  Generally, small-cap and less seasoned companies have more potential for rapid growth.  They also often involve greater risk than large- or mid-cap companies, and these risks are passed on to the Fund.  Small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Small-cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if the Fund wants to sell a large quantity of a small-cap company’s stock, it may have to sell at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time.  Given these risks, an investment in the Fund may be more suitable for long-term investors, who are willing to bear the risk of these fluctuations.

FUND POLICIES AND INVESTMENT RESTRICTIONS

The Fund has adopted certain investment restrictions consistent with their respective investment objectives. Unless otherwise noted, whenever an investment restriction states a maximum percentage of the Fund's assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment limitations except with respect to (i) the Fund's restrictions on borrowings as set forth in fundamental restriction 6 below and (ii) the Fund’s restrictions on illiquid securities as set forth in non-fundamental restriction 4 below.

None of the Fund's fundamental restrictions can be changed without the approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

The following are the Fund's fundamental investment restrictions.  Except as otherwise noted, the Fund may not:

1.  Issue senior securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

2.   Make loans to other persons, except:  (a) by loaning portfolio securities; or (b) by engaging in repurchase agreements.   In the event of loaning portfolio securities, the Fund will enter into agreements with parties to whom securities are lent.  These agreements will provide for the pledging of collateral in place of the lent securities, provide for the orderly termination of any agreement and return of the lent securities, provide for the fees to be paid in consideration of the lending arrangement and provide that the Fund may exercise all of the voting rights of a stock holder during the lending arrangement.  The Fund shall not lend securities in excess of one third of the Fund's total assets.   For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.  The Fund will not make loans by purchasing non-publicly offered debt securities.

3.   Purchase the securities of any issuer if, as a result, 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, are in securities issued by companies engaged in the same industry.

4.   Act as an underwriter or distributor of securities other than shares of the Fund except to the extent that the Fund's participation as part of a group in bidding or by bidding alone, for the purchase of permissible investments directly from an issuer or selling shareholders for the Fund's own portfolio may be deemed to be an underwriting, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities.

5.   Purchase or sell real estate (but this shall not prevent the Fund from investing in securities backed by real estate or issued by companies that invest or deal in real estate or in participation interests in pools of real estate mortgage loans exclusive of investments in real estate limited partnerships).

6.   Borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.   In the event such asset coverage falls below 300% , the Fund will within three days (not including Sundays or holidays) reduce the amount of its borrowings to the extent the asset coverage of such borrowings returns to at least 300% ..

7.   Purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

The following limitations have been adopted by the Trust with respect to the Fund and are non-fundamental.

The Fund may not:

1.  Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above and then such mortgaging, pledging or hypothecation may not exceed 15% of the Fund's assets taken at market value ..  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Purchase any security while borrowings  representing more than 5% of its total assets are outstanding.

3.  Purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4. Hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.  Illiquid securities are securities that cannot be sold or disposed of promptly and in the ordinary course of business without taking a reduced price.  If, after purchase, the Fund's investment exceeds 15% of its net assets, the fund will take immediate steps to reduce the exposure to less than 15% within a reasonable amount of time.

MANAGEMENT OF THE FUND

THE INVESTMENT ADVISER.  The Adviser is Horizon Funds Management LLC, located at 3350 Riverwood Parkway, Suite 1900, Atlanta, GA  30339 ..   The owners of the Adviser formed the Adviser for the purpose of advising a mutual fund. Additional information about the portfolio manager's  business background is found in the chart below under the heading “Trustees and Officers.”

Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees.  Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust.   The Adviser is entitled to receive an investment management fee of 1.00% of the average daily net assets of the Fund for its services.  The Adviser retains the right to use the name “Dividend Champions Fund” or any derivative thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name “Dividend Champions Fund” or any derivative thereof automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days’ written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or their shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

THE PORTFOLIO MANAGER.  Bryan Ellis and Erich Schwerd  are the portfolio manager s responsible for the day-to-day management of the Fund.  As of May 31, 2010 the Portfolio Manager s were responsible for the management of the following types of accounts, in addition to the Fund:

Bryan Ellis

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Erich Schwerd

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	54	$3,800,000	0	$0

As of April 26, 2010 , the Portfolio Manager s did not identify any material conflicts between the Fund and other accounts managed by the Portfolio Manager s .. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts.  The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts.  Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio managers could favor one account over another.  Further, a potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of the Fund.  These potential conflicts of interest could create the appearance that the portfolio manager is favoring one investment vehicle over another.  To mitigate these potential conflicts of interest, the portfolio managers are subject to the Fund's and Adviser's codes of ethics.  Any exceptions to the codes are reported the to the Fund's Board of Trustees on a quarterly basis.  Additionally, the Fund has compliance policies and procedures that restrict insider trading, remind parties covered by the policies and procedures of their fiduciary duties and require detailed record keeping regarding Fund transactions.  The Fund's chief compliance officer reviews and monitors the record keeping and reports any violations to the Fund's Board of Trustees.

While the Fund pays the Adviser a fee based on assets under management, Mr. Ellis' and Mr. Schwerd's compensation from the Adviser is not fixed.  Because Mr. Ellis and Mr. Schwerd are indirect owner s of the Adviser, their compensation is based upon the Adviser's profitability.  Mr. Ellis and Mr. Schwerd participate directly in all profits and losses of the Adviser, including the advisory fees paid by the Fund.  There are no bonuses, options, deferred compensation or retirement plans associated with their service to the Fund.  Other accounts managed by the portfolio managers are charged asset-based fees which may be higher or lower than the fees charged to the Fund by the Adviser.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager s in the Fund as of April 26, 2010 ..

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Bryan Ellis	$0 to $10,000
Erich Schwerd	$0 to $10,000

TRUSTEES AND OFFICERS.  The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Board Leadership Structure.  The Trust is led by Mr. Bryan Ellis, who has served as the Chairman of the Board and President (principal executive officer), since April 2010.  Mr. Ellis is an interested person by virtue of his controlling interest in the Trust's investment adviser.  The Board of Trustees is comprised of Mr. Ellis and two (2) Independent Trustees (i.e. those who are not "interested persons" of the Trust, as defined under the 1940 Act).  The Trust does not have a Lead Independent Trustee, but governance guidelines provide that Independent Trustees will meet in executive session at each Board meeting and no less than quarterly.  The Trust has an Audit Committee with a separate chair.  The Trust does not have a Nominating Committee, but the Audit Committee performs the duties of a nominating committee when and if necessary.  Under the Trust's  Declaration of Trust,  By-Laws and governance guidelines, the Chairman of the Board is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman and President, together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight.  The Board of Trustees is comprised of Mr. Ellis and two (2) Independent Trustees with an Audit Committee with a separate chair.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Mr. Erich Schwerd in his role as Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting the risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.  Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Bryan Ellis, Managing Member of the Trust's investment adviser, has served the Portfolio Manager for the Trust's Funds since the investment adviser took over management of the Fund in 2009.  Mr. Ellis founded the adviser in 2009.  Mr. Ellis has over 10 years of experience in portfolio management and financial planning.  Prior to creating the investment adviser, Mr. Ellis created Ellis Investment Counsel in 1999 and continues to serve as its President.   He holds an MBA in finance with a concentration in investments.  Mr. Alan Janney is a Principal Engineer with AEED, in Chattanooga, Tennessee.  Mr. Janney has more than 20 years of diversified experience in the electrical engineering field and performs design of lighting systems, power distribution systems, life safety systems, master planning and energy analysis. Mr. Janney has extensive experience in the design of hospital systems, including MRI systems, Cardiac Catheterization Labs, Operating Room Suites and other hospital ancillary systems.  Mr. Janney's engineering experience gives him valuable insight into the organization and operations of the Fund.  Mr. Richard J. Rothwell is retired since 2006.  Prior to his retirement, Mr. Rothwell held various marketing positions.  His understanding of the marketing industry is valuable in the marketing and promotion of the Fund.

The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that collective experience of each Trustee makes them highly qualified.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Alan P. Janney c/o Horizon Funds 3350 Riverwood Parkway, Suite 1900, Atlanta, GA 30339	Trustee since April, 2009	Principal Engineer, AEED, Inc. (August 2002 to present)
Richard J. Rothwell c/o Horizon Fund 3350 Riverwood Parkway, Suite 1900, Atlanta, GA 30339	Trustee since April, 2009	Retired (since April 2006 ); Marketing Chair, Brandywine Zoo (June 2008 to present), ..

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Bryan J. Ellis c/o Horizon Fund 3350 Riverwood Parkway, Suite 1900, Atlanta, GA 30339	Chairman, President and Treasurer since April 2010 ; Chief Compliance Officer since 2010 ; Trustee since 2009	President, Ellis Investment Counsel, Inc. (January 1999 to present).
Erich Schwerd c/o Horizon Fund 3350 Riverwood Parkway, Suite 1900, Atlanta, GA 30339	Vice President and Chief Compliance Officer since April 2010	Attorney, Schwerd & Schwerd since 2002. Owner CIGX Financial, a Georgia-registered financial adviser, since 2009.

 Mr. Ellis is an “interested person” of the Trust because he is an officer of the Trust and is an officer and indirect owner of the Fund’s adviser.

The Trust’s audit committee consists of Alan P. Janney and Richard J. Rothwell ..  The audit committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees.  The audit committee, as it was formerly constituted, held three meetings during the fiscal year ended October 31, 2008.

The following table provides information regarding shares of the Fund owned by each Trustee as of December 31, 2009 ..

Trustee	Dollar Range of Fund Shares
Alan P. Janney	$0
Richard J. Rothwell	$0
Bryan J. Ellis	$ 1 - $10,000

COMPENSATION.

 For the next fiscal year, the estimated compensation to be paid to each Trustee is  :

Alan P. Janney	$1000
Richard J. Rothwell	$1000
Bryan J. Ellis	$0

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the Financial Industry Regulatory Authority, and subject to its obligation of seeking best qualitative execution, the Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion (if any) and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effect securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the Dividend Champions Fund may direct trades to certain brokers.

Over-the-counter (NASDAQ) transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities may be purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

The Trust and the Adviser have each adopted a Code of Ethics (the “Code”) under Rule 17j-1 of the 1940 Act. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the SEC.  The Code is included as an exhibit to Part C to the Fund's registration statement.  The Securities Act number assigned to the Fund's registration statement is 333-103875.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which are filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Fund has an ongoing arrangement to release portfolio holdings to Morningstar and Lipper in order for such companies to assign a rating or ranking to the Fund.  Portfolio holdings will be supplied to Morningstar and Lipper no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-Q with the SEC.

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian and on an as needed basis to other third parties providing services to the Fund.  The Adviser, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund.  The Fund discloses portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers as needed to provide services to the Fund.  The lag between the date of the information and the date on which the information is disclosed to these third parties will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any persons to make available information about the Fund’s portfolio holdings without the specific approval of the Board.  Any party wishing to release portfolio holdings information on an ad hoc or  special basis must submit any proposed arrangement to the Board, which will review such arrangement to determine whether it is (i) in the best interests of Fund shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below) (iii) whether sufficient protections are in place to guard against personal trading based on the information and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.  Information disclosed to third parties, whether on an ongoing or ad hoc basis, is  disclosed under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The agreements with the Fund's Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund's portfolio holding and the duty not to trade on the non-public information.  The Adviser has entered into a separate written confidentiality agreement that prohibits the disclosure of nonpublic information about the Fund's portfolio holdings and includes a duty not to trade on the non-public information.

PRICING OF FUND SHARES

The price (net asset value) of the shares of each Fund is normally determined as of 4:00 p.m., Eastern Time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price except for short positions, for which the last quoted asked price is used.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees.  The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

DISTRIBUTIONS

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends, are taxable to shareholders at the applicable long-term capital gains rate, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares, and they are not eligible for the dividends received deduction. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

Dividends and other distributions declared by the Fund in, and payable to, shareholders of record as of a date in October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during January of the following calendar year. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

If the net asset value of shares is reduced below a shareholder's cost as the result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors also should be aware that if shares are purchased shortly before the record date for any distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable dividend or capital gain distribution.

DISPOSITION OF SHARES. Upon a redemption or sale of shares of the Fund, a shareholder will realize a taxable gain or loss that will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands and generally will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposal of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a fund's shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

BACKUP WITHHOLDING. The Fund will be required to report to the Internal Revenue Service (the “IRS”) all distributions and gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. All distributions and proceeds from the redemption of the Fund's shares will be subject to withholding of federal income tax at a rate of 31% (“backup withholding”) in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with a Form W-9 to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, that shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

TAXATION. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not address all of the tax consequences applicable to the Fund or shareholders, and shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

ADDITIONAL TAX INFORMATION

The Fund has qualified as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”).  Qualification generally will relieve the Fund of liability for federal income taxes.  If for any taxable year the Funds do not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

CUSTODIAN

U.S. Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments.  The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

Mutual Shareholder Services, LLC (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, acts as the Fund's transfer agent.  MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Adviser of $11.50 per shareholder (subject to a minimum monthly fee of $775 per Fund) for these transfer agency services.

In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Adviser based on the average value of the Fund.  These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for asset above $150 million the annual fee is $59,250.

MSS may waive all or a portion of is fund accounting and transfer agent fees.

October 31, 2009	$0	$0	$0

PROXY VOTING POLICIES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund’s Adviser.  The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser.  In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Adviser’s policies and procedures state that the Adviser generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes.  When exercising its voting responsibilities, the Adviser’s policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company’s shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company’s operations and financial performance.  While no set of proxy voting guidelines can anticipate all situations that may arise, the Adviser has adopted guidelines describing the Adviser’s general philosophy when proposals involve certain matters.  The following is a summary of those guidelines:

o

electing a board of directors – a board should be composed primarily of independent directors, and key board committees should be entirely independent.  The Adviser generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

o

approving independent auditors – the relationship between a company and its auditors should be limited primarily to the audit engagement;

o

providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, the Adviser is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

o

corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.  The Adviser opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and

o

shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Adviser generally considers to have a negative impact on shareholder value.

The policy provides that, not withstanding the foregoing, the Adviser will comply with any applicable voting requirements of Rule 12(d)(1)(F), as described in this SAI.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll free, 1-877-257-4240 or by accessing the SEC's website at www.sec.gov.  In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-877-257-4240 and will be sent within three business days of receipt of a request.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The firm of Sanville & Company, Certified Public Accountants, 1514 Old York Road, Abington, Pennsylvania 19001, has been selected as independent registered public accountants for the Fund for the fiscal year ending October 31, 20 10 ..  Sanville & Company performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

FINANCIAL STATEMENTS

DIVIDEND CHAMPIONS FUND

A SERIES OF HORIZON FUNDS

Statement of Assets and Liabilities

April 14, 2010

Sanville & Company (a) CERTIFIED PUBLIC ACCOUNTANTS
ROBERT F. SANVILLE, CPA MICHAEL T. BARANOWSKY, CPA JOHN P. TOWNSEND, CPA	1514 OLD YORK ROAD ABINGTON, PA 19001 (215) 884-8460 • (215) 884-8686 FAX	MEMBERS OF AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
140 EAST 45TH STREET NEW YORK, NY 10017 (212) 661-3115 • (646) 227-0268 FAX

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees

  of the Dividend Champions Fund

  a Series of Horizon Funds

We have audited the accompanying statement of assets and liabilities of the Dividend Champions Fund (the “Fund”) a series of Horizon Funds (the “Trust”) as of April 14, 2010. This statement of assets and liabilities is the responsibility of the Fund’s management.  Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the Dividend Champions Fund, a series of Horizon Funds as of April 14, 2010, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

April 14, 2010

DIVIDEND CHAMPIONS FUND
A SERIES OF HORIZON FUNDS
Statement of Assets and Liabilities
April 14, 2010

ASSETS
Cash, at custodian bank	$102,327

LIABILITIES	-

Net Assets	$102,327

Net Assets Consist Of:
Shares of beneficial interest, unlimited authorized shares
10,232 shares issued and outstanding	$102,327

Net Assets	$102,327

Net asset value per share (based on shares of beneficial
interest issued and outstanding)	$10.00

Minimum redemption price per share ($10.00*0.98) (Note 2)	$9.80

The accompanying notes are an integral part of this financial statement.

Note 1. Organization

The Dividend Champions Fund (the “Fund”) is a non-diversified series of The Horizon Funds Trust (the “Trust”), an open-end investment company. The Trust was organized in Ohio as a business trust under an Agreement and Declaration of Trust dated February 18, 2003. The Fund commenced operations on December 30, 2003.  The Fund is the only series currently authorized by the Trustees.  Prior to June 2009, the Fund was known as the Georgetowne Long/Short Fund and the Trust was known as The Georgetowne Funds.  Prior to the name change the Fund had different investment objectives and strategies and was managed by a different investment adviser. The Horizon Fund Management, LLC (“Adviser”) serves as the Fund’s current investment adviser The Fund may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objective and policies.

The Fund has had no operations to date other than matters relating to its organizational matters and the sale of 10,232 shares of beneficial interest to its shareholder as indicated below:

1 2 Name	Relationship	Value Shares Purchased	Shares Purchased

Dorothy B. Ellis	Mother of Bryan Ellis, Portfolio Manager	$47,163	4,716
John C. Ellis	Father of Bryan Ellis, Portfolio Manager	55,158	5,516
		$102,321	10,232

The Fund seeks high current income as the primary objective along with capital appreciation as a secondary objective.

The Fund seeks to its investment objective by investing in equity securities that pay dividends above the average yield of the Russell 1000 Value Index, that have the potential for capital appreciation and that the Adviser believes have the capacity to increase dividends in the future.

Note 2. Summary of Significant Accounting Policies

Codification - The Financial Accounting Standards Board (“FASB”) has issued FASB ASC 105 (formerly FASB Statement No. 168), the “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“GAAP”) (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.  GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009.

Note 2. Summary of Significant Accounting Policies (continued)

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuation - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price except for short positions, for which the last quoted asked price is used.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees.  The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Share Valuation - The Fund's net asset value (NAV) per share is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 PM Eastern Time (“ET”)), each business day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. Fund shares are bought and redeemed at their NAV next determined after an order is received in good order.  "Good order" includes the Fund name and the account number, the amount of the transaction (in dollars or shares), the signature of all owners as registered on the account, signature guarantees (if necessary), any supporting legal documentation that may be required and share certificates (if issues) for shares to be redeemed.  The NAV per share is determined by dividing the total value of the Fund's investments and other assets less any liabilities by the number of outstanding shares of the Fund.  The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 30 days of purchase to discourage large frequent short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades.

Security Transaction Timing - Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Income Taxes - The Fund intends to continue to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book

Note 2. Summary of Significant Accounting Policies (continued)

year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets during the reporting period.  Actual results could differ from those estimates. Management has evaluated subsequent events through April 14, 2010, the date the financial statement was issued.

Dividends and Distributions to Shareholders – The Fund records all dividends and distributions payable to shareholders on ex-dividend date.

Other- Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

NOTE 3. INVESTMENT MANAGEMENT AGREEMENT

Horizon Fund Management, LLC (the "Adviser"), is the investment adviser to the Fund and is responsible for the day-to-day management of the Fund’s affairs, under the supervision of the Trust’s Board of Trustees.  In exchange for its services as adviser, the Fund pays the adviser an annual fee equal to 1.00% of the Fund's average daily net assets.  Bryan J. Ellis is the President, Managing Member, and founder of the Adviser and is a Trustee of Trust.  The Adviser is a Georgia limited liability company founded in January 2009 and does not have any previous experience advising mutual funds or individual client accounts.

For the fiscal year ended October 31, 2009, the Fund paid the Fund's previous investment adviser, Georgetowne Fund Management Company, an annual fee equal to 1.99% of its average daily net assets through January 13, 2009. The Fund’s investment adviser resigned effective January 14, 2009, and the Fund's investment objective and strategy were changed as of that date.  Following the resignation of the Fund’s investment adviser, the Fund was managed by the Trustees until the Adviser’s management agreement was approved on January 23, 2010.

Additionally, the current adviser has agreed to reduce its management fees and reimburse the Fund for ordinary operating expenses to the extent necessary to limit the Fund’s ordinary operating expenses (excluding brokerage fees and commissions; borrowing costs such as (i) interest and (ii) dividends on securities sold short; taxes; indirect expenses incurred by the underlyingAcquired funds in which the Fund invests; and extraordinary expenses) to no more than 1.50% of its average annual assets through at least February 28, 2011.  The adviser is entitled to seek repayment of such reductions and reimbursements from the Fund within the three fiscal years following the year in which the expenses occurred, if the Fund is able to make such repayment without exceeding its current expense limitations and the repayment is approved by the Fund’s Board of Trustees.

Note 4. Rule 12b-1 Distribution Plan

The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares and allows the Fund to pay for services provided to shareholders. Shareholders of the Fund may pay annual 12b-1 expenses of up to 0.25%.

Additional Compensation to Financial Intermediaries - The Adviser and its affiliates may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan

Note 4. Rule 12b-1 Distribution Plan (continued)

administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.

PART C

OTHER INFORMATION

Item 28. Financial Statements and Exhibits.

(a) Articles of Incorporation.

       (a.1) Copy of Registrant’s Declaration of Trust which was filed as an Exhibit to Registrant’s Registration  Statement on March 17, 2003,  is hereby incorporated by reference.

      (a.2) Copy of Amendment to Registrant’s Declaration of Trust which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 8 on April 28, 2010,  is hereby incorporated by reference ..

(b) By-Laws. Copy of Registrant’s Amended By-Laws, which were filed as an Exhibit to Registrant’s Post-Effective Amendment No. 1 on December 30, 2004, are hereby incorporated by reference.

(c) Instruments Defining Rights of Security Holder. None other than in the Declaration of Trust and By-Laws of the Registrant.

(d) Investment Advisory Contracts.

(d.1.) Management Agreement which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 8 on April 28, 2010,  is hereby incorporated by reference ..

(d.2.)  Letter Agreement regarding Adviser's Fee Cap and Expense Reimbursement is filed herewith.

(e) Underwriting Contracts. None.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodial Agreement. Custodial Agreement which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 8 on April 28, 2010,  is hereby incorporated by reference ..

(h) Other Material Contracts.

Transfer Agent Agreement (h.1), which was filed as an Exhibit to Registrant’s Pre-Effective Amendment No. 2 on December 23, 2003, is hereby incorporated by reference.

Accounting Services Agreement (h.2), which was filed as an Exhibit to Registrant’s Pre-Effective Amendment No. 2 on December 23, 2003, is hereby incorporated by reference.

(i) Legal Opinion.

(i.1.) Legal Opinion and Consent which was filed as an Exhibit to Registrant’s Pre-Effective Amendment No. 2 on December 23, 2003, is hereby incorporated by reference.

(i.2.)Legal Consent is filed herewith.

(j) Other Opinions.  Auditor’s Consent is filed herewith.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements.  Subscription Agreement between the Trust and the Initial Investor, which was filed as an Exhibit to Registrant’s Pre-Effective Amendment No. 2 on December 23, 2003, is hereby incorporated by reference.

(m) Rule 12b-1 Plan is filed herewith.

(n) Rule 18f-3 Plan. None.

(o) Reserved.

(p) Code of Ethics.

      (p.1) Code of Ethics of the Registrant, which was filed as an Exhibit to Registrant’s Pre-Effective Amendment No. 2 on December 23, 2003, is hereby incorporated by reference.

      (p.2) Code of Ethics of the Adviser which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 8 on April 28, 2010,  is hereby incorporated by reference ..

(q) Powers of Attorney of the Trust (and Certificate with respect thereto) and the Trustees and officers which were filed as an Exhibit to Registrant’s Post-Effective Amendment No. 8 on April 28, 2010,  are hereby incorporated by reference ..

Item 29. Control Persons. None.

Item 305. Indemnification.

Reference is made to Article VI of the Registrant’s Agreement and Declaration of Trust which is included.  The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31. Activities of Investment Adviser.

(a) Horizon Funds Management LLC, 2141 Meadowind Lane, Marietta, Georgia 30062 is registered as an investment adviser.  It has engaged in no other business during the past two fiscal years.

(b) The substantial business activities of the owners of Horizon Funds Management LLC during the past two years are provided in the Statement of Additional Information.

Item 32. Principal Underwriter. None.

Item 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, except that all records relating to the activities of the Fund’s Custodian are maintained at the office of the Custodian, U.S. Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45202.

Item 34. Management Services. Not applicable.

Item 35. Undertakings. None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on the 9th day of June , 2010.

HORIZON FUNDS TRUST

By:

JoAnn M. Strasser

Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Bryan J. Ellis, President (Principal Executive

Date:

Officer), Treasurer (Principal Financial Officer/

Principal Accounting Officer) & Trustee*

Alan P. Janney, Trustee

*

Date:

Richard J. Rothwell, Trustee*

Date:

*By:__________________________

JoAnn M. Strasser

Attorney-in-Fact

Exhibit Index

1 ..   Letter Agreement

Ex-99.28.d .2

2 ..  Consent of Thompson Hine LLP

Ex-99.28.i.2

3 ..  Consent of Sanville & Co.

Ex-99.28.j